Exhibit 10.4
CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN
SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Aruba / Avnet Logistics U.S., LP Distributor Agreement
Amendment 1
This Amendment 1 is made and entered into as of February 29, 2009 by and between Avnet Logistics U.S., LP. (“Avnet”) and Aruba Networks, Inc. (“Aruba”), and amends the Distributor Agreement, between Avnet and Aruba, dated June 15, 2007 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
RECITALS
A. Aruba and Avnet desire to amend the Agreement to provide limited price protection in the event Aruba increases prices prior to processing orders submitted by Avnet.
B. In accordance with Section 14.11 of the Agreement, any term of the Agreement may be amended only with the written consent of both parties.
The parties hereby agree as follows:
1.	The following text is added to the end of Section 3.1:
“For [***] ([***]) years from the date of this Amendment, in the event Supplier increases the price of a Product, Supplier agrees to honor the previous price for all Avnet orders quoted or orders received and accepted by Supplier for Dell Products, L.P. for ninety (90) days from the later of the date of the price increase or the date on which an order from Dell Products, L.P. has been registered.”
2.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
3.	Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, Aruba and Avnet have each caused this Amendment to be executed by its duly authorized representative, as of the day and year first above written.

AVNET LOGISTICS U.S., LP.		ARUBA NETWORKS, INC.

By:	/s/ Rusty Murdaugh	By:	/s/ Alexa King

Print Name:	Rusty Murdaugh	Print Name:	Alexa King
Title:	CFO	Title:	General Counsel
Date:	2/19/09	Date:	2/13/09
***     Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.